Exhibit 10.00


                              ASSIGNMENT AGREEMENT
                              --------------------


         THIS ASSIGNMENT AGREEMENT (this "Agreement") made this 1st day of January, 1998, by and between PhyMatrix Corp., a Delaware corporation ("PhyMatrix"), and CareMatrix of Massachusetts, Inc., a Delaware corporation ("CareMatrix").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, CareMatrix entered into that certain Management Agreement with PBG Medical Mall SNF, Ltd. ("PBG") dated June 30, 1996 for the management of a 120 bed skilled nursing facility to be located in Palm Beach Gardens, Florida (the "Management Agreement"); and

         WHEREAS, CareMatrix assigned all of its rights and obligations under the Management Agreement to PhyMatrix pursuant to an Assignment Agreement dated July 1, 1996; and

         WHEREAS, PhyMatrix desires to assign its rights and obligations under the Management Agreement to CareMatrix and CareMatrix desires to assume such rights and obligations.

         NOW, THEREFORE, in consideration of the payment of Eight Hundred Thousand ($800,000) Dollars and the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. PhyMatrix hereby assigns, sets over and transfers unto CareMatrix to have and to hold from and after the date hereof, all of the right, title and interest of PhyMatrix in, to and under the Management Agreement, and CareMatrix hereby accepts the within assignment and assumes and agrees with PhyMatrix, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Management Agreement on the part of PhyMatrix thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if CareMatrix had originally executed the Management Agreement.

         2. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may


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               not be modified orally, but only by a writing signed by each of
               PhyMatrix and CareMatrix.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                               PHYMATRIX CORP.


                                               By: _________________________
                                                   Name:
                                                   Title:


                                               CAREMATRIX OF MASSACHUSETTS, INC.


                                               By: _________________________
                                                   Name:
                                                   Title: